UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2021

Date of Report (Date of earliest event reported)

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (DE)

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

11940 Jollyville Road, Suite 300-N

Austin, Texas 78759

(Address of principal executive offices)

(512) 402-8550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTEK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of CynergisTek, Inc., a Delaware corporation (the “Company”), was held virtually at 3:00 p.m. Central Daylight Time on Wednesday, October 13, 2021 (the “2021 Annual Meeting”).

At the 2021 Annual Meeting, the Company’s stockholders voted on three proposals: (1) the election of seven directors to serve until the Company’s 2021 annual meeting of stockholders; (2) the approval, by advisory, non-binding vote, of executive compensation; and (3) the ratification of the appointment of Haskell & White LLP (“Haskell & White”) to serve as independent registered public accountants for the fiscal year ending December 31, 2021. A more detailed description of each proposal is set forth in the Company’s proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission (“Commission”) on August 26, 2021, as revised and filed with the Commission on October 1, 2021. Only stockholders of record as of August 19, 2021, were entitled to notice of and to vote at the 2021 Annual Meeting.

(1) Election of Directors. A total of eight candidates were nominated for election to seven seats on the Company’s Board of Directors (the “Nominees”) to serve until the Company’s 2022 Annual Meeting of Stockholders. Seven of the Nominees were nominated by the Board of Directors and one of the Nominees, Daniel Berger, a stockholder, was nominated by himself. John Flood, Michael Loria, Robert McCashin, Michael “Mac” McMillan, Theresa Meadows, Mark Roberson, and Dana Sellers were elected to serve as directors until the Company’s 2022 Annual Meeting of Stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for or against, and the respective numbers of votes withheld from, their election, as well as broker non-votes. Except as indicated, the Nominees were nominated by the Board of Directors.

	Votes Cast
	For	Against	Withheld	Broker Non-Votes
John Flood	4,353,683	38,718	121,630	2,627,366
Michael Loria	3,453,239	939,162	121,630	2,627,366
Robert McCashin	3,453,032	939,369	121,630	2,627,366
Michael “Mac” McMillan	4,375,410	136,991	1,630	2,627,366
Theresa Meadows	3,473,780	1,038,620	1,631	2,627,366
Mark Roberson	3,512,151	1,000,050	1,830	2,627,366
Dana Sellers	3,453,606	958,794	101,631	2,627,366
Daniel Berger*	1,066,334	3,424,090	23,607	2,627,366

*Stockholder nominee

(2) Advisory Approval Of The Company’s Executive Compensation. At the 2021 Annual Meeting, the Company’s stockholders voted on a proposal for an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining, as well as broker non-votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,197,556	1,272,519	43,956	2,627,366

(3) Ratification of Independent Registered Public Accountants. At the 2021 Annual Meeting, the Company’s stockholders voted on a proposal to ratify the appointment of Haskell & White as the Company’s registered public accountants for the fiscal year ending December 31, 2021. The ratification of Haskell & White was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of Haskell & White as the Company’s independent auditors, as well as broker non-votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,033,402	101,356	6,639	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	October 14, 2021
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer